                                                               EXHIBIT 10.05 (D)

                      AMENDMENT TO STOCKHOLDERS' AGREEMENT
                      ------------------------------------

     AMENDMENT made this 24th day of May, 2001 (the "Amendment"), to that certain Stockholders' Agreement dated the 6th day of November, 1996, by and among (i) Occupational Health + Rehabilitation Inc, a Delaware corporation (the "Company"), (ii) the individuals and entities listed under the heading "Holders" on Schedule I attached thereto, and (iii) those persons whose names are set forth under the heading "Investors" on Schedule I thereto (the "Stockholders' Agreement"). All capitalized terms used herein shall have the meaning assigned to them in the Stockholders' Agreement unless otherwise defined herein.

     WHEREAS, Prince Venture Partners III Limited Partnership ("Prince"), the holder of 400,045 shares of Common Stock, wishes to distribute such Common Stock to its partners (the "Distributees"); and

     WHEREAS, the parties to the Stockholders' Agreement wish to release Prince and the Distributees from the obligations of the Stockholders' Agreement;

     NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company, the Holders and the Investors agree as follows in accordance with paragraph 7 of the Stockholder's Agreement:

     1. Upon the distribution of the 400,045 shares of Common Stock by Prince to the Distributees, the Shareholders' Agreement shall be amended (i) to delete Prince from the list of Holders in Schedule I thereto; (ii) to delete Prince from the list of OH+R Principal Stockholders; (iii) to delete paragraph 1(b); and (iv) to delete the list of Telor Principal Stockholders in Schedule II thereto. Thereupon, (i) Prince and the Distributees shall be released from all obligations under the Stockholders' Agreement, including, without limitation, the obligation to vote shares of Common Stock as specified in the Stockholders' Agreement; (ii) the Telor Principal Stockholders, other than Prince and the Distributees, shall be released from their obligations under the Stockholders' Agreement as Telor Principal Stockholders, including, without limitation, the obligation to vote their shares of Common Stock as specified in the Stockholders' Agreement (but they shall not be released from their obligations under the Stockholders' Agreement arising from their status as Investors); and
(iii) Angus M. Duthie shall continue as a director of the Company until his successor shall have been duly elected and qualified.

     2. All other provisions of the Stockholders' Agreement shall remain in full force and effect in accordance with the terms thereof.

     3. This Amendment shall become effective upon its execution in accordance with paragraph 7 of the Stockholders' Agreement.
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     4.  This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     5. This Amendment shall be construed and enforced in accordance with and governed by the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as a sealed instrument as of the day and date first above written.


INVESTORS:                                THE COMPANY:
---------                                 -----------

CAHILL, WARNOCK STRATEGIC                 OCCUPATIONAL HEALTH +
PARTNERS FUND, L.P.                       REHABILITATION INC

By:  Cahill, Warnock Strategic
     Partners, L.P.                       By:  /s/ John C. Garbarino
                                               -----------------------

                                          Its:  President and CEO
By:  /s/ Donald W. Hughes
     ----------------------
     Donald W. Hughes
     Its:  General Partner                HOLDERS:
                                          -------

                                          PRINCE VENTURE PARTNERS III
STRATEGIC ASSOCIATES, L.P.                LIMITED PARTNERSHIP


By:  Cahill, Warnock Strategic            By:  Prince Ventures, L.P.
     Partners, L.P.                       Its:  General Partner


By:  /s/ Donald W. Hughes                 By:  /s/ Angus M. Duthie
     ----------------------                    ---------------------
     Donald W. Hughes
     Its:  General Partner                     Its:  General Partner


                                          JOHN C. GARBARINO


                                               /s/ John C. Garbarino
                                               -----------------------

                                 VENROCK ASSOCIATES


                                 By:   /s/ Patrick F. Latterell
                                     --------------------------
                                    Name:   Patrick F. Latterell
                                          ----------------------
                                    Title:   General Partner
                                           -----------------


                                 VENROCK ASSOCIATES II, L.P.


                                 By:   Patrick F. Latterell
                                     ----------------------
                                    Name:   Patrick F. Latterell
                                          ----------------------
                                    Title:   General Partner
                                           -----------------



                                 ASSET MANAGEMENT ASSOCIATES, 1989, L.P.

                                 By:  AMC Partners 89, L.P. General Partner


                                 By:   /s/ Craig C. Taylor
                                     ---------------------

                                    Its:
                                                   GENERAL PARTNER OF
                                     AMC PARTNERS 89, LP. THE GENERAL PARTNER OF
                                          ASSET MANAGEMENT ASSOCIATES 1989, LP.


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